UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
Date of earliest
event reported):	October 4, 2005

Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)

(303) 837-1661
(Registrant's telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

The undersigned registrant hereby amends Item 9.01 of the registrant’s Current Report on Form 8-K, dated October 4, 2005, to read in its entirety as set forth below.

Item 9.01.	Financial Statements and Exhibits.

                        (a)       Financial Statements of Businesses Acquired. The following financial statements of the North Ward Estes and Ancillary Properties are included as Exhibit 99.1 hereto and are incorporated herein by reference:

1.	Independent Auditors’ Report

2.	Statements of Revenues and Direct Operating Expenses for the Six Months Ended June 30, 2005, Year Ended December 31, 2004 and Three Months Ended December 31, 2003

3.	Notes to Statements of Revenues and Direct Operating Expenses

        The following unaudited financial statements of the North Ward Estes and Ancillary Properties are included as Exhibit 99.2 hereto and are incorporated herein by reference:

1.	Statements of Revenues and Direct Operating Expenses for the Nine Months Ended September 30, 2005 and 2004

2.	Notes to Statements of Revenues and Direct Operating Expenses

                        (b)        Pro Forma Financial Information. The following pro forma financial information of the Company giving effect to the acquisition of the North Ward Estes and Ancillary Properties and certain other transactions described in such pro forma financial information is included as Exhibit 99.3 hereto and incorporated herein by reference:

1.	Unaudited Condensed Pro Forma Combined Balance Sheet as of September 30, 2005

2.	Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2005

3.	Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2004

4.	Notes to the Unaudited Pro Forma Financial Statements

(c)	Exhibits:

(2)	Purchase and Sale Agreement (North Ward Estes Field/Wickett Area, Texas and New Mexico), dated effective as of July 1, 2005, by and among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and Celero Energy, LP. [Incorporated by reference to Exhibit 2.2 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 26, 2005 (File No. 001-31899)]*

(4.1)	Indenture, dated as of October 4, 2005, among Whiting Petroleum Corporation, Whiting Oil and Gas Company, Whiting Programs, Inc., Equity Oil Company and JP Morgan Trust Company, National Association, as Trustee, relating to $250 million aggregate principal amount of 7% Senior Subordinated Notes due 2015.#

(4.2)	Registration Rights Agreement, dated as of October 4, 2005, among Whiting Petroleum Corporation, Whiting Oil and Gas Company, Whiting Programs, Inc., Equity Oil Company, and the several initial purchasers named therein, relating to $250 million aggregate principal amount of 7% Senior Subordinated Notes due 2015.#

(99.1)	Audited Statements of Revenues and Direct Operating Expenses of North Ward Estes and Ancillary Properties. [Incorporated by reference to Exhibit 99.2 to Whiting Petroleum Corporation’s Amendment No. 1 to Current Report on Form 8-K/A filed on September 19, 2005 (File No. 001-31899)]

(99.2)	Unaudited Statements of Revenues and Direct Operating Expenses of North Ward Estes and Ancillary Properties.

(99.3)	Unaudited Pro Forma Financial Statements.

*	All schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) (17 C.F.R §229.601(b)(2)). The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

#	Previously filed with the Company’s Current Report on Form 8-K dated October 4, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: November 16, 2005	By /s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K/A
EXHIBIT INDEX

Exhibit
Number	Description

(2)	Purchase and Sale Agreement (North Ward Estes Field/Wickett Area, Texas and New Mexico), dated effective as of July 1, 2005, by and among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and Celero Energy, LP. [Incorporated by reference to Exhibit 2.2 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 26, 2005 (File No. 001-31899)]*

(4.1)	Indenture, dated as of October 4, 2005, among Whiting Petroleum Corporation, Whiting Oil and Gas Company, Whiting Programs, Inc., Equity Oil Company and JP Morgan Trust Company, National Association, as Trustee, relating to $250 million aggregate principal amount of 7% Senior Subordinated Notes due 2015.#

(4.2)	Registration Rights Agreement, dated as of October 4, 2005, among Whiting Petroleum Corporation, Whiting Oil and Gas Company, Whiting Programs, Inc., Equity Oil Company, and the several initial purchasers named therein, relating to $250 million aggregate principal amount of 7% Senior Subordinated Notes due 2015.#

(99.1)	Audited Statements of Revenues and Direct Operating Expenses of North Ward Estes and Ancillary Properties. [Incorporated by reference to Exhibit 99.2 to Whiting Petroleum Corporation’s Amendment No. 1 to Current Report on Form 8-K/A filed on September 19, 2005 (File No. 001-31899)]

(99.2)	Unaudited Statements of Revenues and Direct Operating Expenses of North Ward Estes and Ancillary Properties.

(99.3)	Unaudited Pro Forma Financial Statements.

*	All schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) (17 C.F.R §229.601(b)(2)). The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

#	Previously filed with the Company’s Current Report on Form 8-K dated October 4, 2005.